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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
PRIME RETAIL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
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	4)	Proposed maximum aggregate value of transaction:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1)	Amount previously paid:
	2)	Form, Schedule or Registration No.
	3)	Filing party:
	4)	Date filed:

May 1, 2003

Dear Stockholder:

        You are cordially invited to attend the 2003 Annual Meeting (the "Meeting") of Stockholders of Prime Retail, Inc. (the "Company") to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on June 10, 2003, at 10:00 a.m., local time.

        At the Meeting, (i) the holders of the Company's common stock, $0.01 par value per share ("Common Stock"), will elect two directors to serve until the Company's annual meeting of stockholders in 2006 or until their successors are duly elected and qualified; (ii) the holders of the Company's 10.5% Series A Senior Cumulative Preferred Stock and 8.5% Series B Cumulative Participating Convertible Preferred Stock (together, the "Preferred Stock"), voting together as a single class, will elect two directors to serve until the Company's annual meeting of stockholders in 2006 or until their successors are duly elected and qualified, or, if earlier, the date on which the full dividends accumulated on all outstanding shares of the Preferred Stock have been paid in full or declared and a sum of money sufficient for the payment thereof set aside for payment; and (iii) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

        Additional information with respect to these matters is set forth in the enclosed Proxy Statement and the formal notice of the Meeting. Also enclosed is the Company's 2002 Annual Report to Stockholders.

        Depending on the class of securities owned by you based on the stockholder records as of the record date, enclosed is a white Proxy Card to be used to cast votes representing shares of Common Stock, a green Proxy Card to be used to cast votes representing shares of Series A Preferred Stock and/or a blue Proxy Card to be used to cast votes representing shares of Series B Preferred Stock. After reading these materials, please mark, date, sign, and return the enclosed Proxy Card(s) to ensure that your vote on the important business matters to be considered at the Meeting will be recorded. Note that if you hold only Common Stock, you should complete only a white Proxy Card. If you hold only Series A Preferred Stock, you should complete only a green Proxy Card. If you hold only Series B Preferred Stock, you should complete only a blue Proxy Card. If you hold shares of both series of Preferred Stock, you must complete both a green Proxy Card and a blue Proxy Card. Alternatively, (i) if you hold shares of Common Stock and Series A Preferred Stock, you should complete both a white Proxy Card and a green Proxy Card, or (ii) if you hold shares of Common Stock and Series B Preferred Stock, you should complete both a white Proxy Card and a blue Proxy Card. If you hold shares of all three classes of stock, you should complete one of each Proxy Card.

        I appreciate your investment in the Company and am looking forward to meeting you. Whether or not you plan to attend the Meeting, however, I appreciate your cooperation in returning the enclosed Proxy Cards.

Sincerely,
Glenn D. Reschke Chief Executive Officer and Chairman of the Board of Directors

PRIME RETAIL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2003

To the Stockholders of Prime Retail, Inc.:

        The Annual Meeting of Stockholders of Prime Retail, Inc., a Maryland corporation (the "Company"), will be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on June 10, 2003 at 10:00 a.m., local time (the "Meeting"), to consider and vote on the following matters:

  (i)
  To elect two directors to be elected solely by the holders of common stock, par value $0.01 per share ("Common Stock"), of the Company to serve until the Company's annual meeting of stockholders in 2006 or until their successors are duly elected and qualified;

  (ii)
  To elect two directors to be elected solely by the holders of the Company's 10.5% Series A Senior Cumulative Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), and the Company's 8.5% Series B Cumulative Participating Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock", and together with the Series A Preferred Stock, the "Preferred Stock"), voting together as a single class, to serve until the Company's annual meeting of stockholders in 2006 or until their successors are duly elected and qualified, or, if earlier, the date on which the full dividends accumulated on all outstanding shares of the Preferred Stock have been paid in full or declared and a sum of money sufficient for the payment thereof set aside for payment; and

  (iii)
  To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

        These matters are explained more fully in the enclosed Proxy Statement. The Board of Directors set May 1, 2003 as the record date for the Meeting. As a result, holders of record of the Company's Common Stock, Series A Preferred Stock and Series B Preferred Stock at the close of business on May 1, 2003 shall be entitled to notice of, and to vote with respect to all matters applicable to such class of securities to be acted upon at, the Meeting or any adjournment or postponement thereof.

                      By Order of the Board of Directors,

                      R. Kelvin Antill
                       Secretary

Baltimore, Maryland
May 1, 2003

PLEASE DATE, SIGN AND RETURN YOUR PROXY CARDS PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PRIME RETAIL, INC.
100 EAST PRATT STREET
19TH FLOOR
BALTIMORE, MARYLAND 21202

PROXY STATEMENT
FOR THE
2003 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2003

        The enclosed proxy is solicited by and on behalf of the board of directors (the "Board of Directors" or "Directors") of Prime Retail, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, June 10, 2003 at 10:00 a.m., local time, or at any adjournment or postponement thereof. This Proxy Statement and accompanying Proxy Cards are being mailed to stockholders on or about May 10, 2003.

Background

        In addition to the two directors to be elected at the Meeting by the holders of the Company's Common Stock, two directors will be elected at the Meeting solely by the holders of the Company's Preferred Stock, voting together as a single class.

        Pursuant to the Amended and Restated Articles of Incorporation of the Company (the "Charter"), if and whenever dividends payable on the Preferred Stock shall be in arrears for six or more consecutive quarterly periods, then the holders of Preferred Stock, voting together as a single class, shall be entitled at the next annual meeting of stockholders or at any special meeting called for such purpose, to elect two additional directors (the "Preferred Directors") to the Company's Board of Directors until the full dividends accumulated on all outstanding shares of the Preferred Stock have been paid in full or declared and a sum of money sufficient for the payment thereof set aside for payment. If dividends payable on the Preferred Stock thereafter remain unpaid, the holders of Preferred Stock do not have the right to elect additional directors to the Company's Board of Directors in that the Charter provides for only two directors to be elected by holders of the Preferred Stock.

        In December 2001, the holders of the Preferred Stock elected Howard Amster and Robert H. Kanner as the Preferred Directors with terms expiring at the Company's Annual Meeting of Stockholders in 2003 or until their successors are duly elected and qualified, or, if earlier, the date on which the full dividends accumulated on all outstanding shares of Preferred Stock have been paid in full or declared and a sum of money sufficient for their payment set aside for payment. On July 12, 2002, Mr. Kanner resigned as a Preferred Director for reasons unrelated to the Company or management. In December 2002, the holders of the Preferred Stock elected Gary J. Skoien to fill the vacancy caused by Mr. Kanner's resignation. The terms of Messrs. Amster and Skoien expire at the Meeting.

        More than six quarterly dividends remain unpaid with respect to both series of Preferred Stock, and the Company is presently unable to declare or pay dividends on the Preferred Stock. Accordingly, pursuant to the Charter, the holders of the Preferred Stock are entitled to elect two directors with terms expiring at the Company's Annual Meeting of Stockholders in 2006 or until their successors are duly elected and qualified, or, if earlier, the date on which the full dividends accumulated on all outstanding shares of Preferred Stock have been paid in full or declared and a sum of money sufficient for their payment set aside for payment.

        The Board of Directors presently consists of eight members, who are Howard Amster, Kenneth A. Randall, Glenn D. Reschke, Michael W. Reschke, Gary J. Skoien, Sharon Sharp, Governor James R. Thompson and Marvin S. Traub.

Description of the Proxy; Proxy Solicitation

        If the accompanying Proxy Card(s) are properly signed and returned to the Company and not revoked, they will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the Proxy Card(s) will vote for (i) in the case of the election of the directors by holders of Common Stock, the director nominees and (ii) in the case of the election of the Preferred Directors by the holders of Preferred Stock, the nominees for Preferred Director, in the same proportion as all other properly completed and executed proxies received by the Company in a timely manner and all votes cast in person at the Meeting with respect to such matter. Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if present at the Meeting, a stockholder may elect to revoke his or her proxy and vote shares personally. The principal executive offices of the Company are located at 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202.

        The cost of solicitation of proxies will be borne by the Company. The Company may use the services of its directors, officers, employees and others to solicit proxies, personally or by telephone. The Company also may, at its discretion, hire a third party solicitor at reasonable market cost plus expense reimbursement. Arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in connection with such solicitation. If any personal interviews or telephone conversations are used to solicit proxies, delivery of this Proxy Statement and Proxy Card(s) will precede the interview or telephone conversation. If as a result of the interview or conversation additional Proxy Cards are requested or required, they will be forwarded to the registered holder as so requested or required.

Record Date, Quorum and Vote Required

        Only holders of record of the Company's common stock, $0.01 par value per share ("Common Stock"), 10.5% Series A Senior Cumulative Preferred Stock, par value $0.01 per share ("Series A Preferred Stock"), and 8.5% Series B Cumulative Participating Convertible Preferred Stock, par value $0.01 per share ("Series B Preferred Stock", and together with Series A Preferred Stock, the "Preferred Stock"), on May 1, 2003 (the "Record Date") will be entitled to vote at the Meeting. As of the Record Date, the Company had 43,577,916 shares of Common Stock, 2,300,000 shares of Series A Preferred Stock and 7,828,125 shares of Series B Preferred Stock outstanding and entitled to vote with respect to all matters applicable to such class of securities to be acted upon at the Meeting.

        Pursuant to the Company's Charter, the votes of holders of Series A Preferred Stock and Series B Preferred Stock shall be combined, with each series having a number of votes proportional to the aggregate liquidation preference of its outstanding shares. The liquidation preference for each series of Preferred Stock is $25.00 plus accrued but unpaid dividends. Therefore, the liquidation preference per share of Series A Preferred Stock and Series B Preferred Stock, up to and including the Record Date, is $34.09 and $32.35, respectively. As a result, the holders of Series A Preferred Stock will entitled to one vote per share and the holders of Series B Preferred Stock will be entitled to 0.9492 votes per share.

        Under Maryland law, the presence of holders in person or by proxy representing a majority of all the votes entitled to be cast at the Meeting will constitute a quorum at the Meeting. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, (i) directors to be elected by the holders of Common Stock are elected by affirmative vote of a plurality of all the votes cast by holders of Common Stock and (ii) the two Preferred Director Nominees to be elected by the holders of the Preferred Stock, voting together as a single class, are elected by affirmative vote of a plurality of all the votes cast by holders of Preferred Stock, voting together as a single class. Broker non-votes will not be considered votes cast for purposes of the foregoing and, therefore, will have no effect on the election of directors or Preferred Directors.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1.    What is a proxy?

        A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. This year, our President, Chief Financial Officer and Treasurer, and our Secretary have been designated as proxies for the 2003 Annual Meeting of Stockholders. They are Robert A. Brvenik and R. Kelvin Antill.

2.    What is a proxy statement?

        It is a document that Securities and Exchange Commission regulations require us to give you when we ask you to sign a proxy card designating Robert A. Brvenik and R. Kelvin Antill as proxies to vote on your behalf.

3.    What is the difference between a stockholder of record and a stockholder who holds stock in street name?

  (a)
  If your shares are registered in your name, you are a stockholder of record.

  (b)
  If your shares are registered in the name of your broker or bank, your shares are held in street name.

4.    What different methods can be used to vote?

  (a)
  By written proxy: All stockholders can vote by written proxy card.

  (b)
  In person: All stockholders may vote in person at the Meeting (unless they are street name holders without a legal proxy).

5.    What is the Record Date and what does it mean?

        The Record Date for the 2003 Annual Meeting of Stockholders is May 1, 2003. The Record Date was established by the Board of Directors as required by Maryland law. Stockholders of record of Common Stock and Preferred Stock at the close of business on the Record Date are entitled to:

  (a)
  receive notice of the Meeting, and

  (b)
  vote at the Meeting and any adjournments or postponements of the Meeting.

6.    Are holders of the Company's Preferred Stock entitled to vote at the meeting?

        Yes. Holders of the Company's Preferred Stock (the 10.5% Series A Senior Cumulative Preferred Stock and the 8.5% Series B Cumulative Participating Convertible Preferred Stock), voting together as a single class, are entitled to vote at the Meeting to elect two Preferred Director Nominees to the Company's Board of Directors as well as any other matter properly before the Meeting on which holders of Preferred Stock are entitled to vote.

7.    How can a proxy be revoked?

        A stockholder can revoke a proxy prior to the completion of voting at the Meeting by:

  (a)
  giving written notice to the Secretary of the Company,

  (b)
  delivering a later-dated proxy, or

  (c)
  voting in person at the meeting.

8.    What are the voting choices when voting for director nominees to be elected by the holders of the Company's Common Stock, and what vote is needed to elect such directors?

        In the vote on the election of two director nominees to serve until the 2006 Annual Meeting of Stockholders, stockholders may:

  (a)
  vote in favor of both nominees,

  (b)
  vote to withhold votes as to both nominees, or

  (c)
  withhold votes as to either nominee.

        Directors will be elected by a plurality of the votes cast by holders of Common Stock voting in person or by proxy at the Meeting, which means that the two individuals who receive the highest number of votes will be elected as directors.

        The Board of Directors recommends a vote FOR each of the nominees.

9.    What are the voting choices when voting for Preferred Director Nominees and what vote is needed to elect the Preferred Directors?

        In the vote on the election of two Preferred Director Nominees to serve until the 2006 Annual Meeting of Stockholders or such earlier time as the accumulated dividends on Preferred Stock have been paid or otherwise declared and a sufficient sum set aside for payment, the holders of Preferred Stock may:

  (a)
  vote in favor of two Preferred Director Nominees,

  (b)
  vote to withhold votes as to all Preferred Director Nominees, or

  (c)
  withhold votes as to any of the Preferred Director Nominees.

        The two Preferred Director Nominees receiving the largest number of affirmative votes cast by holders of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, will be elected to the Board of Directors.

10.  What if a stockholder does not specify a choice for a matter when returning a proxy?

        Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted (i) in the case of the election of director nominees, FOR the election of the director nominees, and (ii) in the case of the election of two Preferred Director Nominees, in the same proportion as all other properly completed and executed proxies received by the Company in a timely manner and all votes cast in person at the Meeting with respect to such matter.

11.  How are broker non-votes counted?

        Broker non-votes will not be included in vote totals and, therefore, will not affect the outcome of the election of directors or the Preferred Directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Board of Directors proposes the election of two Class III Directors at the Meeting, Glenn D. Reschke and Michael W. Reschke. Each will hold office for a three-year term or until his successor is duly elected and qualified. It is intended that the accompanying form of Proxy will be voted for Glenn D. Reschke and Michael W. Reschke. If some unexpected occurrence should make necessary, in the Board of Directors' judgment, the substitution of some other person or persons for either or both of the nominees, shares will be voted for such other person or persons as the Board of Directors may select. The Board of Directors is not aware that either nominee may be unable or unwilling to serve as a director.

        Set forth below is certain information regarding the nominees for the two director positions to be elected at the Meeting by the holders of the Common Stock. For the Directors whose terms of office will continue after the Meeting, see "—Directors whose terms of office will continue after the Meeting" beginning on page 8.

        The Board of Directors Recommends that You Vote FOR the Election of Each of the Nominees Named Below.

Nominees for Election

Nominees for Election Names	Age	Position	Year Term of Office Will Expire	Served as a Director Since

Glenn D. Reschke	52	Director	2006	1997

Michael W. Reschke	47	Director	2006	1994

        Glenn D. Reschke.    Glenn D. Reschke is Chief Executive Officer and Chairman of the Board of Directors of Prime Retail, Inc. Reporting to the Board of Directors, Mr. G. Reschke is responsible for all aspects of the Company, its outlet centers and other properties and all its employees, including the leasing, operations, marketing, development, finance and administrative functions. In addition, Mr. G. Reschke is responsible for developing and implementing the long-term strategic goals and objectives of the Company as approved by the Board of Directors. Mr. G. Reschke has been a member of the Board of Directors since 1997. Mr. G. Reschke became President and Chief Operating Officer of the Company on October 6, 1999; acting Chief Executive Officer of the Company on February 25, 2000; and Chief Executive Officer and Chairman of the Board of Directors of the Company on July 19, 2000. Mr. G. Reschke relinquished his duties as President to Mr. Brvenik effective August 15, 2002. From the inception of the Company in 1994 through October 6, 1999, Mr. G. Reschke served as Executive Vice President—Development and Acquisitions. Prior to his employment by the Company, Mr. G. Reschke worked for The Prime Group, Inc. ("PGI"), which he joined in 1983 and served as Vice President, Senior Vice President and Executive Vice President. Mr. G. Reschke was responsible for PGI's multi-family, senior housing, single family and land development divisions. Mr. G. Reschke received a Masters in Business Administration from Eastern Michigan University with a specialization in finance after receiving a Bachelor of Science degree with honors in Chemical Engineering from Rose Hulman Institute of Technology in Terre Haute, Indiana. Mr. G. Reschke is the brother of Michael W. Reschke.

        Michael W. Reschke.    Michael W. Reschke has been a Director of Prime Retail, Inc. since its inception in 1994. Mr. M. Reschke was Chairman of the Board of Directors of Prime Retail, Inc. from the Company's inception until July 19, 2000. On April 5, 2000, Mr. M. Reschke relinquished his responsibilities as an executive officer and became the non-executive Chairman of the Board of Prime Retail, Inc. Mr. M. Reschke founded PGI in 1981 and, since that time, has acted as PGI's Chairman,

Chief Executive Officer, and President. Mr. M. Reschke also is a trustee of the Board of Trustees of Prime Group Realty Trust (NYSE: PGE) and Chairman of the Board of Managers of Prime Outdoor Group, L.L.C. Primestone Investment Partners, L.P., which is indirectly controlled by PGI (of which Mr. M. Reschke is Chairman, Chief Executive Officer and President and controlling shareholder), filed for protection under federal bankruptcy laws on November 19, 2001. Mr. M. Reschke received a Juris Doctorate degree (summa cum laude) from the University of Illinois after having received a B.A. degree (summa cum laude) in Accounting from Northern Illinois University. Mr. M. Reschke is licensed to practice law in the State of Illinois and is a certified public accountant. Mr. M. Reschke is a board member of World Business Chicago and a member of the National Real Estate Roundtable, the Chicago Development Council, the Chicago Economic Club and the Urban Land Institute. Mr. M. Reschke is the brother of Glenn D. Reschke, Chairman of the Board and Chief Executive Officer of Prime Retail, Inc.

PROPOSAL NO. 2

ELECTION OF PREFERRED DIRECTORS

        Each Preferred Director will hold office until the Company's annual meeting of stockholders in 2006 or until his successor is duly elected and qualified, or, if earlier, the date on which the full dividends accumulated on all outstanding shares of the Preferred Stock have been paid in full or declared and a sum of money sufficient for the payment thereof set aside for payment. Properly completed and executed proxies will be voted in the manner directed by the executing stockholder. If no direction is made on an executed proxy by a stockholder, then the votes such stockholder is entitled to cast shall be cast for the Preferred Director Nominees in the same proportion as all other properly completed and executed proxies received by the Company in a timely manner and all votes cast in person at the Meeting on this proposal. Note that holders of Preferred Stock may only vote the proxy cards for two Preferred Directors. If a holder of Preferred Stock votes for more than two Preferred Directors on a proxy card, the card will be deemed null and void and such stockholder's votes will not be considered votes cast for any Preferred Director Nominee and, therefore, will have no effect on the election of the Preferred Directors. The Board of Directors is not aware that any nominee may be unable or unwilling to serve as a Preferred Director and each has given written consent to the Company for inclusion as a Preferred Director Nominee.

        Set forth below are the names of and certain other information regarding the Preferred Director Nominees. For the Directors whose terms of office will continue after the Meeting, see "—Directors whose terms of office will continue after the Meeting" beginning on page 8. The information concerning the Preferred Director Nominees was provided to the Company by the Preferred Director Nominees for inclusion in this Proxy Statement. The Company has not independently verified such information and does not make any representation as to its accuracy.

Nominees for Election

Name	Age	Principal Occupation and Position Held	Stockholder Nominating this Preferred Director Nominee

Howard Amster	55	Securities Principal at Ramat Securities Ltd. and President of Pleasant Lake Apts. Corp.	Cede & Co., nominee of The Depository Trust Company for Bear, Stearns Securities Corp., on behalf of Ramat Securities Ltd. and Howard Amster, as the beneficial owners

Thomas R. Hudson Jr.	37	Managing Member of Pirate Capital LLC	Cede & Co., nominee of The Depository Trust Company for Bear, Stearns Securities Corp., on behalf of Pirate Capital LLC, as the beneficial owner

Gary J. Skoien	49	President, Chairman and Chief Executive Officer of Horizon Group Properties, Inc. and Executive Vice President and Chief Operating Officer of The Prime Group, Inc.	Cede & Co., nominee of The Depository Trust Company for Bear, Stearns Securities Corp., on behalf of Ramat Securities Ltd. and Howard Amster, as the beneficial owners

        Howard Amster.    Mr. Amster has been a Director of Prime Retail, Inc. since he was elected by the holders of Preferred Stock on December 11, 2001. Since June 2000, Mr. Amster has been a securities principal at Ramat Securities Ltd., a registered NASD securities broker/dealer. Since 1997, Mr. Amster has been the President of Pleasant Lake Apts. Corp., the general partner of Pleasant Lake Apts. Limited Partnership, a private owner and operator of apartment properties. From 1992 to June 2000, Mr. Amster was an investment consultant at First Union Securities Corp., formerly EVEREN Securities, formerly Kemper Securities Corp. Mr. Amster is currently a director of Maple Leaf Financial, Horizon Group Properties, Inc. (NasdaqSC:HGPI), Astrex, Inc. (OTC BB: ASXI.OB), and Wilshire Financial Services Group (OTC BB: WFSG).

        Thomas R. Hudson Jr.    Mr. Hudson is the Managing Member of Pirate Capital LLC, which he founded in 2002. From 1999 to 2001, Mr. Hudson served as Managing Director at Amroc Investments, LLC. From 1997 to 1999, he served as Vice President and Portfolio Manager at Goldman, Sachs & Co. From 1993 to 1997, he served as a Vice President and Portfolio Manager at Merrill, Lynch, Pierce, Fenner & Smith Incorporated. Mr. Hudson also served as Chairman of the Loan Syndications and Trading Association's Distressed Debt Committee from 1996 to 1999. Mr. Hudson earned an M.B.A. in 1993 from the Tuck School at Dartmouth.

        Gary J. Skoien.    Mr. Skoien has been a Director of Prime Retail, Inc. since he was elected by the holders of Preferred Stock on December 5, 2002. From June 1998 to the present, Mr. Skoien has served as Chairman of the Board, President, Chief Executive Officer and a Director of Horizon Group Properties, Inc. (NasdaqSC:HGPI), a publicly held real estate investment trust. Since 1994, Mr. Skoien has also served as Executive Vice President and Chief Operating Officer of The Prime Group, Inc., a privately held developer, manager and owner of real estate. Prior to this role, Mr. Skoien served as Senior Vice President and Chief Operating Officer of the Retail Division of PGI (currently Prime Retail, Inc.) from 1992 to 1993. In this role, he oversaw strategic planning, development and management of the rapidly growing division. From 1983 to 1991, Mr. Skoien was the Executive Director of The Illinois Capital Development Board and from 1980 to 1983, Mr. Skoien was an Assistant to the Governor of the State of Illinois. Mr. Skoien is Vice Chairman of the Board of

Northern Illinois University and on the Boards of Directors of the Chicagoland Chamber of Commerce and the Civic Federation. Mr. Skoien received his A.B. degree (cum laude) from Colgate University and received his Master of Public Policy from the University of Michigan.

Directors whose terms of office will continue after the Meeting

Names	Age	Principal Occupation and Position Held	Year Term of Office Will Expire	Served as a Director Since

Kenneth A. Randall	75	Director	2004	1994

Sharon Sharp	63	Director	2004	1997

James R. Thompson	66	Director	2005	1994

Marvin S. Traub	78	Director	2005	1994

        Kenneth A. Randall.    Kenneth A. Randall has been a Director of Prime Retail, Inc. since its inception in 1994. Mr. Randall is Chairman of the Audit Committee of the Board of Directors. Mr. Randall was the Chairman of ICL Inc. from 1980 to 1982, Vice Chairman of Northeast Bancorp, Inc. from 1977 to 1987, the Chairman and Chief Executive Officer of United Virginia Bankshares Incorporated from 1970 to 1976, and the Chairman of the FDIC from 1965 to 1970. Mr. Randall was President and Chief Executive Officer of The Conference Board, Inc. from 1976 to 1982. Mr. Randall currently serves on the board of directors of Dominion Resources, Inc. Mr. Randall also serves as trustee of the New York based Oppenheimer Mutual Funds. Other than serving as a member of various boards of directors, Mr. Randall has not had any other employment in the five years preceding the date of this Proxy Statement. Mr. Randall attended Weber State University and received a B.A. degree and a M.S. degree from Brigham Young University.

        Sharon Sharp.    Sharon Sharp has been a Director of Prime Retail, Inc. since November 1997. Ms. Sharp is a consultant to government-operated lotteries and gaming industry suppliers. From 1994 to March 2002, Ms. Sharp was a director of the Public Gaming Research Institute ("PGRI"), where she served as publisher of Public Gaming International, the leading magazine of the worldwide lottery industry, and managed its international career placement service specializing in lottery and gaming personnel. Prior to joining PGRI, Ms. Sharp served as director of the Illinois and California Lotteries from 1987-1993. Ms. Sharp attended Holy Cross Central School of Nursing, and received an A.A.S. in Journalism from Harper College.

        Governor James R. Thompson.    Governor James R. Thompson has been a Director of Prime Retail, Inc. since its inception in 1994. Governor Thompson has been the Chairman of, and a partner with, the law firm of Winston & Strawn since 1991. Prior to joining Winston & Strawn, Governor Thompson served as the Governor of Illinois from 1977 to 1991. Governor Thompson serves on the board of directors of FMC Corporation, FMC Technologies, Inc., Prime Group Realty Trust, Navigant Consulting, Inc., Maximus, Inc. and Hollinger International, Inc. Governor Thompson received his Juris Doctorate degree from the Northwestern University Law School.

        Marvin S. Traub.    Marvin S. Traub has been a Director of Prime Retail, Inc. since its inception in 1994. Mr. Traub has been President of Marvin Traub Associates ("MTA") since 1992. MTA is an international consulting firm with clients in France, Italy, the United Kingdom and the United States. In addition, Mr. Traub has been a Senior Advisor of Financo, Inc. since 1994. Prior to establishing MTA, Mr. Traub was Chairman of Bloomingdales from 1978-1992 and was Vice Chairman of Federated Department Stores from 1988-1992. Mr. Traub was a director and Chairman of the Executive Committee of The Conran Stores, Inc. from 1992 to 1994. From 1998 to 2002, Mr. Traub was a director and Chairman of Fine Furniture Direct, Inc., in which Prime Retail, Inc. owns an interest. Fine

Furniture Direct, Inc. filed for protection under federal bankruptcy laws on March 7, 2002. Mr. Traub received a M.B.A. degree (with distinction) from Harvard Business School after receiving a B.A. degree (magna cum laude) from Harvard University.

BOARD OF DIRECTORS MATTERS AND SECURITY OWNERSHIP MATTERS

Information Regarding Meetings and Committees of the Board of Directors

        The Board of Directors has established the Audit Committee, the Compensation Committee, the Independent Directors Committee, a Unitholder Special Committee and a Special Committee. During 2002, each director attended at least 75% of the combined number of meetings of the Board and any committee of which he or she was a member at the time of the meetings.

        Audit Committee.    The Audit Committee consists of Messrs. Amster and Randall and Ms. Sharp, each of whom meets the independence criteria established by the Company. The functions of the Audit Committee include reviewing with management and the independent auditors the annual audited financial statements and the independent auditors' report thereon and the quarterly financial statements of the Company, authorizing the appointment and compensation of the independent auditors, reviewing with the independent auditors the plans and results of the audit engagement, approving professional services provided by the independent auditors, reviewing the independence of the independent auditors, considering the range of audit and non-audit fees, and reviewing the adequacy of the Company's internal accounting controls. Mr. Randall is Chairman of the Audit Committee.

        Compensation Committee.    The Compensation Committee, which consists of Mr. Randall and Ms. Sharp, has certain responsibilities in connection with determining the compensation for the Company's executive officers and implementing and administering the Company's stock incentive plans. Mr. Randall is Chairman of the Compensation Committee.

        Independent Directors Committee.    The Independent Directors Committee, which consists of Messrs. Amster, Randall, M. Reschke, Skoien and Traub, Governor Thompson and Ms. Sharp, has the responsibility to (i) consider and approve any proposed action or transaction involving the Company and The Prime Group, Inc.; (ii) consider and take such actions and make such approvals and recommendations as are required to be considered, taken or made by the Company's independent directors under either the Operating Partnership Agreement or corporate governance documents relating to the Company, or otherwise; and (iii) consider and take such actions and make such approvals as are appropriate to reduce or eliminate any potential or apparent conflict of interest which may arise in connection with any proposed action or transaction involving the Company.

        Unitholder Special Committee.    The Unitholder Special Committee, which consists of Messrs. Amster and Governor Thompson, has the responsibility to evaluate and negotiate expressions of interest submitted by Common Unit holders of Prime Retail, L.P. concerning a transaction with Prime Retail, Inc. and to recommend to the entire Board whether an offer should be approved or rejected.

        Special Committee.    The Special Committee, which consists of Messrs. Randall and Traub, Governor Thompson and Ms. Sharp, has the responsibility to facilitate the evaluation and, if appropriate, negotiation of potential capital restructuring transactions and any offers involving a strategic transaction including a change of control of Prime Retail, Inc.

        During the fiscal year ended December 31, 2002, the Audit Committee held four meetings, the Compensation Committee held four meetings, the Independent Directors Committee held no meetings, the Unitholder Special Committee held seven meetings, the Special Committee held ten meetings and the Board of Directors held eleven meetings.

        In addition, the Board of Directors had established the Executive Committee, which functioned during 2002 until its existence was terminated on January 9, 2002. The Executive Committee had certain authority to acquire and dispose of real property and authorize the execution of certain contracts and agreements, including those related to certain financings of the Company and its affiliates. During 2002 and at the time of its termination the remaining members of the Executive Committee were G. Reschke and Governor Thompson. During 2002 the Executive Committee held no meetings.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), common units of limited partnership interests ("Common Units") in Prime Retail, L.P., a Delaware limited partnership in which the Company is the sole general partner (the "Operating Partnership"), and the Preferred Stock as of April 15, 2003 for (a) each stockholder of the Company holding more than 5% of the voting securities of the Company, (b) each named executive officer listed in the Summary Compensation Table presented below, (c) the Directors of the Company and Preferred Director Nominees and (d) the Directors and executive officers of the Company as a group. As of April 15, 2003, the Company had outstanding 43,577,916 shares of Common Stock. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person or entity has sole voting and investment power. The number of shares represents the number of shares of Common Stock the person holds, the number of shares of Common Stock the person has the right to acquire upon exercise of certain stock options ("Stock Options") granted pursuant to the Company's 1994 Stock Incentive Plan, the Company's 1995 Stock Incentive Plan, the Consulting Agreement between the Operating Partnership and MTA, the Company's 1998 Long Term Stock Incentive Plan and the Company's Amended and Restated Nonemployee Director Stock Plan (collectively, the "Stock Incentive Plans"), the number of shares of Common Stock into which Common Units held by the person are exchangeable (if, as discussed below, the Company elects to issue shares of Common Stock rather than pay cash upon such exchange) and the number of shares of Common Stock into which shares of Series B Preferred Stock held by the person are convertible. The extent to which a person directly holds Common Stock, Stock Options, Common Units or Series B Preferred Stock is set forth in the notes. The Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as amended, the "Operating Partnership Agreement") provides that Common Units may be exchanged, subject to certain limitations, into Common Stock or, at the option of the Company, cash equal to the fair market value of a share of Common Stock at the time of exchange. Holders of Series B Preferred Stock have the right, subject to ownership and transfer restrictions in the Company's Charter intended to allow the Company to maintain its status as a real estate investment trust, to convert all or any of their Series B Preferred Stock into Common Stock at the conversion price of $20.90 per share of Common Stock, subject to certain adjustments. The number of shares of Series A Preferred Stock and Series B Preferred Stock represents the total number of shares of Preferred Stock owned without giving weight to the relative liquidation preference per share of Series A Preferred Stock and Series B Preferred Stock.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock/ Common Units Beneficially Owned (2)	Percentage of all Shares of Common Stock (3)	Number of Shares of Series A and Series B Preferred Stock Beneficially Owned	Percent of All Shares of Series A and Series B Preferred Stock
Glenn D. Reschke(4)	741,730	1.7%	—	*
Robert A. Brvenik(5)	213,430	*	2,000	*
R. Kelvin Antill(6)	82,428	*	—	*
David G. Phillips(7)	225,399	*	100	*
Frederick J. Meno, IV(8)	81,715	*	—	*
Kenneth A. Randall(9)	13,500	*	—	*
Michael W. Reschke(10)	5,439,880	11.1%	9,552	*
Sharon J. Sharp(11)	3,000	*	—	*
James R. Thompson(12)	213,000	*	—	*
Marvin S. Traub(13)	58,000	*	—	*
Directors and executive officers of the Company as a group (12 persons)	9,589,535	18.4%	1,374,640	13.6%
ROI Capital Management, Inc.(14)	1,609,144	3.6%	1,039,600	10.3%
Mark T. Boyer(14)	1,609,144	3.6%	1,039,600	10.3%
Mitchell J. Soboleski(14)	1,609,144	3.6%	1,039,600	10.3%
ROI Partners, L.P.(15)	907,504	2.0%	586,300	5.8%
Merrill Lynch & Co., Inc.(16)	—	*	511,500	5.1%
ML Global Allocation Fund(16)	—	*	495,000	4.9%
PRT PSA LLC(17)	—	*	230,000	2.3%
Fortress Investment Trust II(17)	—	*	230,000	2.3%
Fortress Investment Fund II LLC(17)	—	*	230,000	2.3%
Fortress Fund MMII LLC(17)	—	*	230,000	2.3%
Fortress Investment Group LLC(17)	—	*	230,000	2.3%
Fortress Investment Holdings LLC(17)	—	*	230,000	2.3%
Preferred Director Nominees
Howard Amster(18)	2,219,764	4.9%	1,335,505	13.2%
Thomas R. Hudson Jr.(19)	—	*	39,700	*
Gary J. Skoien(20)	297,689	*	27,483	*

*
represents a percentage less than 1%.

Notes:

(1)
All of the Directors of the Company and the Named Executives may be contacted c/o Prime Retail, Inc., 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202. The beneficial ownership of Common Stock and of Preferred Stock reported herein for all owners other than Preferred Director Nominees is based upon filings with the Securities and Exchange Commission (the "Commission") and is subject to confirmation by the Company that such ownership did not violate the ownership restrictions in the Company's Charter. The ownership of Common Units reported herein is derived from the transfer records maintained by the Operating Partnership based on information provided by the Operating Partnership's limited partners. The beneficial ownership of Common Stock and Preferred Stock for each of the Preferred Director Nominees is based on information provided by such nominees to the Company for inclusion in this Proxy Statement. The Company has not independently verified such information or any information reported herein based on filings with the Commission provided to the Company.

(2)
Information presented includes (i) Common Stock issuable upon exercise of stock options which have vested or will vest within 60 days of April 15, 2003, (ii) Common Stock issuable upon the exchange or conversion of Common Units (at an exchange rate of one Common Unit for one share of Common Stock) and Series B Preferred Stock (at a conversion rate of one share of Series B Preferred Stock for 1.54785 shares of Common Stock) which are exchangeable or convertible or will be exchangeable or convertible within 60 days of April 15, 2003, and (iii) Common Stock issued pursuant to the Company's Restricted Stock Award Plan which have vested or will vest within 60 days of April 15, 2003.

(3)
Information presented (i) assumes exchange or conversion only of Common Units and Series B Preferred Stock owned by such beneficial owner for Common Stock, (ii) includes Common Stock issuable upon exercise of stock options of such beneficial owner which have vested or will vest within 60 days of April 15, 2003 and (iii) includes Common Stock issued to such beneficial owner pursuant to the Company's Restricted Stock Award Plan which have vested or will vest within 60 days of April 15, 2003.

(4)
Mr. G. Reschke is Chairman of the Board and Chief Executive Officer of the Company. Information presented includes: (i) 68,287 shares of Common Stock beneficially owned by Mr. G. Reschke, (ii) 163,430 shares of Common Stock issuable upon exercise of stock options and (iii) 510,013 Common Units beneficially owned by Mr. G. Reschke's wife. Mr. G. Reschke disclaims beneficial ownership of all Common Units beneficially owned by his wife.

(5)
Mr. Brvenik is President, Chief Financial Officer and Treasurer of the Company. Information presented includes: (i) 50,000 shares of Common Stock beneficially owned by Mr. Brvenik, (ii) 163,430 shares of Common Stock issuable upon exercise of stock options and (iii) 2,000 shares of Series A Preferred Stock beneficially owned by Mr. Brvenik.

(6)
Mr. Antill is Executive Vice President—General Counsel and Secretary of the Company. Information presented includes: (i) 713 shares of Common Stock beneficially owned by Mr. Antill and (ii) 81,715 shares of Common Stock issuable upon exercise of stock options.

(7)
Mr. Phillips is Executive Vice President—Leasing, International and New Business Development of the Company. Information presented includes: (i) 27,187 shares of Common Stock beneficially owned by Mr. Phillips, 1,000 of which are held in trust for Mr. Phillips' children, (ii) 100,000 Common Units which Mr. Phillips has the right to acquire upon exercise of certain options granted by The Prime Group, Inc., (iii) 154 shares of Common Stock issuable upon conversion of 100 shares of Series B Preferred Stock beneficially owned by Mr. Phillips and (iv) 98,058 shares of Common Stock issuable upon exercise of stock options.

(8)
Mr. Meno is Senior Vice President—Operations and Marketing of the Company. Information presented includes 81,715 shares of Common Stock issuable upon exercise of stock options.

(9)
Mr. Randall is a director of the Company. Information presented includes: (i) 3,000 shares of Common Stock beneficially owned by Mr. Randall, (ii) 500 shares of Common Stock beneficially owned by Mr. Randall's wife, and (iii) 10,000 shares of Common Stock which Mr. Randall has the right to acquire upon exercise of Stock Options.

(10)
Mr. M. Reschke is a director of the Company. Information presented is based on a Schedule 13D/A filed by Mr. M. Reschke on January 17, 2003 and includes (i) 22,241 Common Units held by PGLP, Inc. ("PGLPI"), (ii) 961,085 Common Units held by Prime Group II, L.P. ("PGII"),

  (iii) 598,346 Common Units held by Prime Group V, L.P. ("PGV"), (iv) 750,000 Common Units held by the Prime Group, Inc. ("PGI"), (v) 199,548 shares of Common Stock owned by Mr. M. Reschke, (vi) 2,568,876 Common Units owned by Mr. M. Reschke, (vii) 324,999 shares of Common Stock which Mr. M. Reschke has the right to acquire upon exercise of Stock Options, and (viii) 14,785 shares of Common Stock issuable upon conversion of 9,552 shares of Series B Preferred Stock beneficially owned by Mr. M. Reschke. Mr. M. Reschke owns a controlling equity interest in PGI, and owns a controlling equity interest in the managing general partner of each of PGII and PGV. In addition, certain of the foregoing Common Units and shares of Common Stock have been pledged to certain unaffiliated third parties to secure certain indebtedness (collectively, the "Pledgees"). Unless and until the Pledgees foreclose on the pledged Common Units or Common Stock or have given notice of an event of default under the operative pledge or loan agreement, such entities will not have the direct or indirect power to vote or dispose of the Common Units so pledged. The Pledgees disclaim beneficial ownership of these pledged Common Units pursuant to Section 13d-4 of the Exchange Act. Mr. M. Reschke's address is c/o The Prime Group, Inc., 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601.

(11)
Ms. Sharp is a director of the Company. Information presented includes 3,000 shares of Common Stock beneficially owned by Ms. Sharp.

(12)
Governor Thompson is a director of the Company. Information presented includes: (i) 63,000 shares of Common Stock beneficially owned by Governor Thompson and (ii) 150,000 shares of Common Stock which Governor Thompson has the right to acquire upon exercise of Stock Options.

(13)
Mr. Traub is a director of the Company. Information presented includes: (i) 3,000 shares of Common Stock owned by Mr. Traub, (ii) 10,000 shares of Common Stock which Mr. Traub has the right to acquire upon the exercise of stock options, and (iii) 45,000 shares of Common Stock which MTA, an affiliate of Mr. Traub, has the right to acquire upon exercise of stock options.

(14)
Information presented is based on a Schedule 13G filed by ROI Capital Management, Inc., Mark T. Boyer and Mitchell J. Soboleski (the "ROI Reporting Persons") on January 15, 2003, and includes 1,609,144 shares of Common Stock issuable upon conversion of 1,039,600 shares of Series B Preferred Stock. The Schedule 13D indicates that each of the ROI Reporting Persons has sole voting and sole dispositive power over 1,039,600 shares of Series B Preferred Stock. ROI Capital Management, Inc. is deemed to be the beneficial owner of 1,039,600 shares of Series B Preferred Stock pursuant to separate arrangements whereby it acts as investment advisor to certain persons including, ROI Partners, L.P. Messrs. Boyer and Soboleski are deemed to be the beneficial owners of 1,039,600 shares of Series B Preferred Stock pursuant to their ownership in ROI Capital Management, Inc. The address of each of the ROI Reporting Persons is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939.

(15)
Information presented is based on a Schedule 13G filed by ROI Partners, L.P. on January 15, 2003 and includes 907,504 shares of Common Stock issuable upon conversion of 586,300 shares of Series B Preferred Stock held by ROI Partners, L.P. The address of ROI Partners, L.P. is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939. The 586,300 shares of Series B Preferred Stock held by ROI Partners, L.P. represents 7.5% of the Series B Preferred Stock outstanding, but only 5.8% of the aggregate Series A Preferred Stock and Series B Preferred Stock outstanding.

(16)
Information presented is based on a Schedule 13G filed by Merrill Lynch & Co., Inc. and ML Global Allocation Fund, Inc. on January 9, 2003, which indicates that Merrill Lynch & Co., Inc. beneficially owns and has shared voting and dispositive power over 511,500 shares of Series A Preferred Stock and ML Global Allocation Fund, Inc. beneficially owns and has shared voting and dispositve power over 495,000 shares of Series A Preferred Stock. The address of Merrill Lynch & Co., Inc. is World Financial Center, 250 Vesey Street, New York, NY 10381. The address of ML

  Global Allocation Fund, Inc. is 800 Scudders Mill Road, Plainsboro, NY 08536. The 495,000 shares of Series A Preferred Stock held by ML Global Allocation Fund, Inc. represents 21.5% of the Series A Preferred Stock outstanding, but only 4.9% of the aggregate Series A Preferred Stock and Series B Preferred Stock outstanding.

(17)
The address of each of PRT PSA LLC, Fortress Investment Trust II, Fortress Investment Fund II LLC, Fortress Fund MM II LLC, Fortress Investment Group LLC and Fortress Investment Holdings LLC (collectively, the "Fortress Reporting Persons") is 1251 Avenue of the Americas, 16th Floor, New York, New York 10020. Information presented is based on a Schedule 13D filed by the Fortress Reporting Persons on October 7, 2002. The Schedule 13D indicates that each of the Fortress Reporting Persons beneficially owns and has shared voting and dispositive power over the same 230,000 shares of Series A Preferred Stock. The 230,000 shares of Series A Preferred Stock held by the Fortress Reporting Persons represents 10.0% of the Series A Preferred Stock outstanding, but only 2.3% of the aggregate Series A Preferred Stock and Series B Preferred Stock outstanding.

(18)
Mr. Amster is a director of the Company. Information presented includes (i) 335,726 shares of Common Stock beneficially owned by Mr. Amster's IRAs; (ii) 66,948 shares of Common Stock beneficially owned by the Amster Trading Company Charitable Remainder Unitrust (Mr. Amster is the trustee); (iii) 1,817,090 shares of Common Stock issuable upon conversion of (A) 928,025 shares of Series B Preferred Stock beneficially owned by Mr. Amster's IRAs, (B) 181,000 shares of Series B Preferred Stock beneficially owned by Ramat Securities Ltd. (Mr. Amster owns 83% of Ramat Securities Ltd.), (C) 2,750 shares of Series B Preferred Stock beneficially owned by Amster Limited Partnership (Mr. Amster is the general partner), (D) 58,000 shares of Series B Preferred Stock beneficially owned by the Howard M. Amster Charitable Remainder Unitrust (Mr. Amster is the trustee), (E) 170 shares of Series B Preferred Stock beneficially owned by Pleasant Lake Apts. Corp. (Mr. Amster owns 100% of the company), and (F) 4,000 shares of Series B Preferred Stock beneficially owned by Pleasant Lake Apts. Limited Partnership (Pleasant Lake Apts. Corp. is the general partner); (iv) 27,700 shares of Series A Preferred Stock beneficially owned by Mr. Amster's IRAs; (v) 104,100 shares of Series A Preferred Stock beneficially owned by Ramat Securities Ltd.; and (vi) 10,000 shares of Series A Preferred Stock beneficially owned by Pleasant Lake Apts. Limited Partnership. Mr. Amster's business address is 23811 Chagrin Blvd. #200, Beachwood, Ohio 44122-5525.

(19)
Information presented includes 39,700 shares of Series A Preferred Stock owned by Pirate Capital LLC, of which Mr. Hudson is the Managing Member. Mr. Hudson's business address is 411 West Putnam Avenue #330, Greenwich, CT 06830.

(20)
Mr. Skoien is a director of the Company. Information presented includes: (i) 255,150 shares of Common Stock beneficially owned by Mr. Skoien and (ii) 42,539 shares of Common Stock issuable upon the conversion of (A) the 254 shares of Series B Preferred Stock beneficially owned by Mr. Skoien's IRAs and (B) the 27,229 shares of Series B Preferred Stock beneficially owned by Mr. Skoien. Mr. Skoien's business address is c/o The Prime Group, Inc., 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601.

COMPENSATION OF DIRECTORS

        Directors who are not employees of, or affiliated with, the Company receive compensation for their services as Directors. Such persons receive annual compensation of $35,000 plus a fee of $1,000 for attendance in person at each meeting of the Board of Directors or a fee of $500 for participating by telephone in each meeting of the Board of Directors. Such persons also receive a fee of $500 for attendance in person or by telephone at any meeting of any committee of the Board of Directors, and an annual fee of $1,000 for each committee on which such member serves. Such persons also receive reimbursement of all travel and lodging expenses related to their attendance at both board and committee meetings. Pursuant to the Prime Retail, Inc. Nonemployee Director Stock Plan (the "Directors Plan") adopted, at the 1999 annual meeting, the Company may grant each outside director of the Company restricted stock awards of 1,000 shares of Common Stock each year. Such shares of restricted stock fully vest upon the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers

        The following table sets forth certain information concerning each of the Company's executive officers and key employees serving in such capacities:

Name	Age	Position

Glenn D. Reschke	52	Chief Executive Officer and Chairman of the Board of Directors

Robert A. Brvenik	47	President, Chief Financial Officer and Treasurer

David G. Phillips	41	Executive Vice President — Leasing, International and New Business Development

R. Kelvin Antill	43	Executive Vice President — General Counsel and Secretary

Frederick J. Meno, IV	46	Senior Vice President — Operations and Marketing

        Glenn D. Reschke.    Glenn D. Reschke is Chief Executive Officer and Chairman of the Board of Directors of Prime Retail, Inc. Reporting to the Board of Directors, Mr. G. Reschke is responsible for all aspects of the Company, its outlet centers and other properties and all its employees, including the leasing, operations, marketing, development, finance and administrative functions. In addition, Mr. G. Reschke is responsible for developing and implementing the long-term strategic goals and objectives of the Company as approved by the Board of Directors. Mr. G. Reschke has been a member of the Board of Directors since 1997. Mr. G. Reschke became President and Chief Operating Officer of the Company on October 6, 1999; acting Chief Executive Officer of the Company on February 25, 2000; and Chief Executive Officer and Chairman of the Board of Directors of the Company on July 19, 2000. Mr. G. Reschke relinquished his duties as President to Mr. Brvenik effective August 15, 2002. From the inception of the Company in 1994 through October 6, 1999, Mr. G. Reschke served as Executive Vice President—Development and Acquisitions. Prior to his employment by the Company, Mr. G. Reschke worked for PGI, which he joined in 1983 and served as Vice President, Senior Vice President and Executive Vice President. Mr. G. Reschke was responsible for PGI's multi-family, senior housing, single family and land development divisions. Mr. G. Reschke received a Masters in Business Administration from Eastern Michigan University with a specialization in finance after receiving a Bachelor of Science degree with honors in Chemical Engineering from Rose Hulman Institute of Technology in Terre Haute, Indiana. Mr. G. Reschke is the brother of Michael W. Reschke.

        Robert A. Brvenik.    Robert A. Brvenik is President, Chief Financial Officer and Treasurer of the Company. Mr. Brvenik joined the Company on June 15, 2000 as Executive Vice President, Chief Financial Officer and Treasurer. Mr. Brvenik assumed the duties of President of the Company effective August 15, 2002. In his role as President, Mr. Brvenik is responsible for many of the Company's day-to-day operations including oversight of its finance, accounting and leasing departments. As Chief Financial Officer and Treasurer, Mr. Brvenik's responsibilities include capital market activities, corporate budgeting, financial reporting, investor relations, accounting, taxation, treasury and management information systems. Prior to joining the Company, Mr. Brvenik was associated for 13 years with Pyramid Management Group, Inc. where he served in several key capacities including Chief Financial Officer, Chief Operating Officer, Director of Development and Senior Leasing Representative in addition to liaison with several large commercial and investment banks. Mr. Brvenik has also held positions at Arthur Andersen & Co. and CitiCorp. He received his B.S. in Accounting from Utica College of Syracuse University and is a certified public accountant.

        David G. Phillips.    David G. Phillips is Executive Vice President—Leasing, International and New Business Development of the Company. From July 1999 to January 2002, Mr. Phillips was Executive Vice President of the Company and President of Prime Retail Europe pursuant to which he oversaw the Company's development, marketing, leasing and operations efforts in Europe. Prior to becoming President of Prime Retail Europe, Mr. Phillips was Executive Vice President—Leasing of the Company from 1994 to 1996 and then Executive Vice President—Operations, Marketing and Leasing of the Company from 1996 until 1999. From 1989 to 1994, Mr. Phillips was Vice President—Director of Leasing of PGI. Prior to joining PGI, Mr. Phillips was a leasing representative at D.I. Realty, Inc., leasing a variety of retail projects including outlet centers and traditional and specialty malls. Mr. Phillips received a Masters of Science degree in Real Estate Development from Johns Hopkins University and a Bachelor of Science degree in Business Administration from the University of Vermont. Mr. Phillips is a member of the ICSC with a CLS (Certified Leasing Specialist) designation.

        R. Kelvin Antill.    R. Kelvin Antill is Executive Vice President—General Counsel and Secretary of the Company. Mr. Antill assumed his current position on January 31, 2002. Since joining the Company in 1995, Mr. Antill served as Vice President—Assistant General Counsel and Assistant Secretary from 1995 until July 2000 and Senior Vice President—Assistant General Counsel and Assistant Secretary from July 2000 until January 2002. Prior to joining the Company, Mr. Antill was associated for three years with Ballard, Spahr, Andrews and Ingersoll, and for four years prior to that with Frank, Bernstein, Conway & Goldman, both based in Baltimore, Maryland. Mr. Antill received a Juris Doctorate from the University of Virginia and a Bachelor of Arts in Economics with an additional emphasis in Government and Politics from the University of Maryland at College Park. Mr. Antill is licensed to practice law in the state of Maryland.

        Frederick J. Meno, IV.    Frederick J. Meno, IV is Senior Vice President—Operations & Marketing. Mr. Meno joined the Company in January of 1999 and he is responsible for supervising the management, operations, construction management, marketing and specialty leasing programs for the Company's nationwide portfolio of outlet centers. Prior to joining the Company, Mr. Meno was Executive Director of Insignia/ESG, Inc., where he was responsible for all management, leasing, construction management, and business development activities for Insignia/ESG's 10 million square foot national enclosed mall portfolio, as well as Insignia/ESG's Dallas/Fort Worth office, industrial and non-enclosed retail portfolio. For 10 years prior to joining Insignia/ESG, Inc., Mr. Meno was President of the Woodmont Property Management Company in Fort Worth, Texas. A 1979 graduate of Ohio State University, having majored in Urban Land Development/Economics with a degree in Business Administration, Mr. Meno is a member of the Institute of Real Estate Management and the ICSC. Mr. Meno has achieved the designations of Certified Property Manager, Real Property Administrator and Certified Shopping Center Manager and is a licensed Real Estate Salesman in the State of Texas. Mr. Meno is also on the Advisory Board of the Shopping Center Management Insider Publication and he was the 2001 Dean for ICSC's University of Shopping Centers School of Outlet Retailing, Value Oriented and Community Centers.

Executive Compensation

        The following table sets forth information concerning the compensation for services in all capacities to the Company for the years ended December 31, 2000, 2001 and 2002 with respect to the Chief Executive Officer of the Company and the four other persons who were the most highly compensated executive officers of the Company during 2002 (the "Named Executives").

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)(1)		Restricted Stock Awards ($) (2)	Securities Underlying Options/SARs(#)
Glenn D. Reschke(3) Chairman of the Board and Chief Executive Officer	2002 2001 2000	400,800 400,800 350,707	300,000 0 175,203		— — —	490,291 — 300,000
Robert A. Brvenik(4) President, Chief Financial Officer and Treasurer	2002 2001 2000	397,338 250,554 115,588	300,000 0 250,000		— — —	490,291 — 200,000
David G. Phillips(5) Executive Vice President — Leasing, International and New Business Development	2002 2001 2000	279,338 320,800 320,910	225,000 0 160,000	(6)	— — —	294,174 — —
R. Kelvin Antill(7) Executive Vice President — General Counsel and Secretary	2002 2001 2000	232,338 239,923 220,910	200,000 100,000 100,000		— — —	245,146 — 50,000
Frederick J. Meno, IV(8) Senior Vice President — Operations and Marketing	2002 2001 2000	225,415 225,404 195,910	137,500 50,000 120,000		— — —	245,146 — 50,000

NOTES:

(1)
Reflects bonus paid for performance in year indicated.

(2)
The Named Executive Officers held no shares of restricted Common Stock as of December 31, 2002.

(3)
Mr. G. Reschke was promoted to President and Chief Operating Officer on October 6, 1999, to President and acting Chief Executive Officer on February 25, 2000, and then to Chairman of the Board, President and Chief Executive Officer on July 19, 2000. Mr. G. Reschke relinquished his duties as President to Mr. Brvenik effective August 15, 2002. Formerly, Mr. G. Reschke served as Executive Vice President—Development and Acquisitions.

(4)
Mr. Brvenik joined the Company on June 15, 2000. Mr. Brvenik assumed the duties of President effective August 15, 2002.

(5)
Mr. Phillips became Executive Vice President—Leasing, International and New Business Development on January 10, 2002. From January 1, 1999 to January 10, 2002 he was President of Prime Retail Europe and Executive Vice President of the Company. Prior to that he was Executive Vice President—Operations, Leasing and Marketing of the Company.

(6)
The $160,000 bonus paid to Mr. Phillips on January 25, 2002 was for his performance in 2000.

(7)
Mr. Antill became Executive Vice President—General Counsel and Secretary of the Company on January 31, 2002. From July 19, 2000 to January 31, 2002 he was Senior Vice President-Assistant General Counsel and Assistant Secretary of the Company. Prior to that he was Vice President—Assistant General Counsel and Assistant Secretary.

(8)
Mr. Meno joined the Company on January 7, 1999.

Option Grants in Last Fiscal Year

        The following table indicates the options granted to each of the Named Executives during the fiscal year ended December 31, 2002 and the potential value of those options on an aggregated basis. All the options reported below were granted on June 6, 2002 pursuant to the 1994 Stock Incentive Plan, the 1995 Stock Incentive Plan and the 1998 Long-Term Stock Incentive Plans and vest ratably over a three year period beginning on June 6, 2003.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	(1)Grant Date Present Value
Glenn D. Reschke	490,291	25.9%	$0.11	06/06/12	$0
Robert A. Brvenik	490,291	25.9%	$0.11	06/06/12	0
David G. Phillips	294,174	15.5%	$0.11	06/06/12	0
R. Kelvin Antill	245,146	12.9%	$0.11	06/06/12	0
Frederick J. Meno, IV	245,146	12.9%	$0.11	06/06/12	0

(1)
The grant-date valuation shown is based upon a Black-Scholes based option pricing model using the following assumptions: (i) an expected volatility of 0%; (ii) an interest rate of 4.5%; (iii) dividend payments of zero; (iv) a zero risk of forfeiture and (v) an estimated time of 10 years until exercise.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information with respect to the number of shares of Common Stock underlying stock options held by each of the Named Executives and the value of such officers' exercisable and unexercisable options on December 31, 2002. None of the Named Executives exercised any stock options during 2002.

	Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002 (1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Glenn D. Reschke	0	490,291	$0.00	$4,902
Robert A. Brvenik	0	490,291	0.00	4,902
David G. Phillips	0	294,174	0.00	2,941
R. Kelvin Antill	0	245,146	0.00	2,451
Frederick J. Meno, IV	0	245,146	0.00	2,451

Note:

(1)
Based on the market price of $0.12 per share, which was the closing selling price per share of Common Stock on December 31, 2002, the last trading day in 2002, less the option exercise price of unexercised, in-the-money options held by the Named Executives on December 31, 2002.

Employment Agreements and Change of Control Agreements

        The Company entered into employment agreements (the "Employment Agreements") with each of the Named Executives. The Employment Agreements currently provide (i) that the Named Executives shall devote substantially all of their business time to the operation of the Company and (ii) for terms expiring on December 31, 2005 for all of the Named Executives other than Mr. Meno, and June 6, 2004 for Mr. Meno. In the case of Mr. G. Reschke, such term is automatically extended for successive one year periods unless either the Company or Mr. G. Reschke provides the other with prior written notice not later than 180 days prior to the end of the term that such term shall not be extended. With regard to Messrs. Brvenik, Phillips, Antill and Meno, the respective terms, if not affirmatively terminated or extended for a specific duration by the parties, will continue on a month-to-month basis.

        Each of the Employment Agreements sets forth the minimum base salary for the executive, such base salary subject to being increased by the Compensation Committee of the Board of Directors (the "Compensation Committee"), and provides that the executive is eligible to receive a discretionary bonus as determined by the Compensation Committee which may not exceed 100% of the Named Executive's then-current base salary.

        If any of the Employment Agreements are terminated by the Company "without cause" or are terminated by the Named Executive for "good reason" or by either party after a "change of control" (as such terms are defined in the Employment Agreements), the Named Executive will be entitled to a lump sum payment. With regard to Messrs. Brvenik, Phillips, Antill and Meno, such payment in the event of termination by the Company without cause or by the executive for good reason will be an amount equal to the product of (x) the number of full and partial years remaining in the initial term of his Employment Agreement and (y) the sum of (A) his then current base salary and (B) a bonus equal to 100% of the average annual bonus paid to him for the two most recent calendar years in which he received a bonus, or if no such bonuses were paid, a bonus equal to 50% of his then current base salary (the amounts in clauses (A) and (B), together, the "One-Year Pay Equivalent"). If the Company terminates any of Messrs. Brvenik's, Phillips', Antill's or Meno's employment due to disability, the applicable Named Executive will receive one and one-half times the One-Year Pay Equivalent if the Company has terminated or materially reduced the executive's long-term disability coverage as in effect on the date the agreement became effective. With regard to Mr. G. Reschke, such payment in the event of termination (i) by the Company "without cause" or by the Company upon Mr. G. Reschke's disability will be equal to the sum of (x) one times the amount of his annual base salary plus (y) one times the average of the amounts payable to such executive for the prior two years under the terms of his "performance bonus" (as such term is defined in Mr. G. Reschke's Employment Agreement) or (ii) by the executive for "good reason" will be equal to one times the amount of his annual base salary. In addition, if the Company terminates any of Messrs. G. Reschke, Brvenik, Phillips, Antill or Meno without cause or, in the case of Messrs. Brvenik, Phillips, Antill or Meno, if the executive resigns for good reason and within twelve months from such termination or resignation there is a "change of control" of the Company, the applicable executive will be entitled to receive the amounts set forth in the first sentence of the following paragraph if and to the extent such amount exceeds the amount payable to him pursuant to this paragraph.

        The Employment Agreements also provide that if, (x) the executive terminates the Employment Agreement for any reason simultaneously with a change of control, (y) within six months following a change of control the executive terminates the Employment Agreement for any reason, or (z) within twenty-four months following a change of control of the Company, the Company terminates the Employment Agreement (during its initial term with respect to Messrs. Brvenik, Phillips, Antill and Meno, and at any time with respect to Mr. G. Reschke) "without cause" or the executive terminates the Employment Agreement (during its initial term with respect to Messrs. Brvenik, Phillips, Antill and Meno, and at any time with respect to Mr. G. Reschke) with "good reason," such executive will be entitled to receive: (i) any amount of base salary accrued but undistributed; (ii) other vested benefits through the effective date of the termination and health and life insurance benefits for a period of two years; plus (iii) in the case of Mr. G. Reschke, a distribution of either $1,600,000 if subpart (z) above is satisfied, or if subpart (x) or (y) is satisfied, a termination payment in an amount equal to two times the sum of (A) Mr. G. Reschke's then current base salary and (B) a bonus payment equal to 100% of the average annual bonus paid to Mr. G. Reschke for the two most recent calendar years in which he received a bonus, or if no such bonus payments were paid, a bonus payment equal to 50% of his then current base salary; in the case of Messrs. Brvenik, Phillips and Antill, a distribution equal to the product of two times the One-Year Pay Equivalent; and in the case of Mr. Meno, a distribution equal to the product of 1.5 times the One-Year Pay Equivalent.

        Additionally, if the Employment Agreement with Mr. G. Reschke is so terminated, certain restrictions on the transfer of stock held by Mr. G. Reschke (or obtained by Mr. G. Reschke upon exercise of stock options) may terminate, and any stock awards under the Company's 1998 Long Term Stock Incentive Plan will be vested. Finally, if the Employment Agreement with Mr. G. Reschke is terminated, Mr. G. Reschke will be fully vested in any amount accrued on his behalf under any qualified or nonqualified retirement plans of the Company and will also receive the benefits of a $4,000,000 life insurance policy for a period of two years.

        The Employment Agreement with Mr. G. Reschke contains certain non-compete provisions restricting the executive from directly or indirectly competing with the Company's business, including (i) performing services for a competitor of the Company similar to the services he provides to the Company, (ii) soliciting or attempting to solicit any competing business from any entity or person that is a vendor, customer or tenant that is actively being pursued by the Company and the executive knows it is being actively pursued and (iii) induce or attempt to persuade any employee or customer, vendor or tenant of the Company being actively pursued by the Company to terminate its business relationship with the Company for a period of up to two years following termination of employment. In addition to the other payments Mr. G. Reschke may become entitled to receive under his Employment Agreement, Mr. G. Reschke's Employment Agreement also provides that if the Company terminates the executive's employment without cause or within two years of a change of control or the executive terminates his employment with good reason then, so long as the executive is in compliance with these non-compete provisions, the Company will pay the executive an amount equal to $66,666.66 per calendar month for a period of two years, beginning with the first calendar month after termination of the executive's employment; provided that, either the Company or the executive may elect to limit the non-compete period, and the $66,666.66 monthly payments, to one year.

        With regard to each of Messrs. Brvenik, Phillips, Antill and Meno, during and until the expiration of the term of his employment (but only if such Named Executive resigns other than for good reason or is terminated by the Company with cause), the applicable Named Executive may not hire, cause to be hired, induce or attempt to induce any officer, employee, agent, consultant, independent contractor, tenant or customer of the Company to discontinue such affiliation with the Company or to refrain from entering into new business relationships with the Company. In addition, during such time, such Named Executive may not perform or solicit services for certain named entities.

        Each of the Employment Agreements also contains a non-disclosure provision, which prohibits the Named Executive from disclosing or using any "trade secret" (as such term is defined in the Employment Agreements).

        Effective June 6, 2002, in connection with and pursuant to recent amendments to the Employment Agreements, Messrs. G. Reschke, Brvenik, Phillips, Antill and Meno were granted options to acquire 491,291, 491,291, 294,174, 245,146 and 245,146, respectively, shares of Common Stock of the Company. The options vest ratably over a three-year period beginning on June 6, 2003 and have an exercise price of $0.11 a share. In September 2002, each of Messrs. G. Reschke, Brvenik, Phillips, Antill and Meno entered into a option cancellation agreement with the Company pursuant to which such individuals surrendered to the Company for cancellation all options granted to such individuals by the Company prior to June 2002 which had not been previously exercised or forfeited or had not otherwise expired.

        In August 2002, the Company adopted a new Long-Term Incentive Plan which, among other things, entitles the Named Executives and certain other officers to receive in the aggregate, subject to certain conditions: (i) bonuses of up to $2.5 million in connection with the successful recapitalization of the Company, (ii) bonuses of up to $1.5 million in connection with the refinancing or retirement of the Company's $359 million first mortgage facility which presently encumbers 13 of the Company's assets, and (iii) bonuses of approximately $1.5 million subject to the Company's satisfaction of certain operating and financial criteria as of December 31, 2005. In light of the Long-Term Incentive Plan, the Company has amended the Employment Agreement of each Named Executive to, among other things, address the concept that if the payment of the second installment of any bonus under clauses (i) and (ii) in the preceding sentence is accelerated because of a change of control (as defined in the Long-Term Incentive Plan), then either such installment payment will be reduced by an amount equal to 50% of any amounts due and owing to such Named Executive under the change of control provisions of such Named Executive's Employment Agreement or such payments under the change of control provisions of the Employment Agreement will be adjusted accordingly to achieve the equivalent economic result. The eligibility of each Named Executive for, or receipt of, any bonus under the Long-Term Incentive Plan will not otherwise be considered in calculating payments under the change of control provisions of the Employment Agreements.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Board of Directors, which is required to have a majority of outside Directors who are neither employees nor officers of the Company, is charged with determining compensation for the Company's Named Executives. Mr. Randall and Ms. Sharp currently serve on the Compensation Committee.

        No Named Executive of the Company served as a director or member of (i) the compensation committee of another entity which has an executive officer who is a Director of the Company or member of the Company's Compensation Committee, (ii) the Board of Directors of another entity in which one of the executive officers of such entity served on the Company's Compensation Committee, or (iii) the compensation committee of any other entity in which one of the executive officers of such entity served as a member of the Company's Board-of Directors, during the year ended December 31, 2002.

REPORT OF THE COMPENSATION COMMITTEE

Responsibilities of the Compensation Committee

        The Compensation Committee consists of two independent, non-employee directors: Mr. Randall and Ms. Sharp. It is the Compensation Committee's responsibility to:

  •
  Recommend and report to the Board of Directors concerning matters of compensation relating to the Company's senior executive officers, including the Chief Executive Officer and the other Named Executives;

  •
  Administer the Company's executive incentive plans; and

  •
  Monitor the performance and compensation of the Company's senior executive officers.

The Structure and Basis of The Company's Compensation Program

        The Company's compensation programs are based on the following guiding principles:

  •
  Competitiveness—Offering competitive levels of total compensation, commensurate with performance, to attract critical executive talent.

  •
  Pay for Performance—Fostering a culture that motivates and rewards high-performing executives and emphasizes incentive based compensation.

  •
  Retention—Retaining executive talent and promoting management stability for the long-term benefit of the Company and its shareholders.

  •
  Shareholder Interests—Maintaining a compensation program that rewards the achievement of strategic objectives that enhance shareholder value.

        The Company's executive compensation programs consist of the following elements: annual salary, annual performance bonus, and long term compensation in the form of bonus payments, grants of stock options or restricted stock. In order to attract and retain executives the Company customarily enters into employment agreements with senior executives.

Senior Executives

        Mr. G. Reschke became Chairman of the Board and Chief Executive Officer on July 19, 2000. Mr. G. Reschke served as President from July 19, 2000 through August 15, 2002. Mr. Brvenik became President, Chief Financial Officer and Treasurer on August 15, 2002. Mr. Brvenik served as Executive Vice President—Chief Financial Officer and Treasurer from June 15, 2000 through August 14, 2002. Mr. Phillips became Executive Vice President—Leasing, International and New Business Development on January 10, 2002. During 2001 Mr. Phillips was President of Prime Retail Europe and Executive Vice President of the Company. Mr. Antill became Executive Vice President-General Counsel and Secretary on January 31, 2002. During 2001 Mr. Antill was Senior Vice President—Assistant General Counsel and Assistant Secretary. Mr. Meno was Senior Vice President—Operations until October 23, 2001, when he became Senior Vice President—Operations and Marketing.

Base Salary

        The Compensation Committee has the discretion (except as otherwise restricted by any employment agreements) to adjust the salaries of the Named Executives and any other senior executive officers of the Company. Base salaries for each of the Named Executives for 2002 were based on each executive's performance and the performance of the Company in 2001. The Compensation of the Named Executives in 2002 is set forth above in the Summary Compensation Table above.

Annual Performance Bonus

        The annual performance bonuses for senior officers are determined by the Compensation Committee based on a variety of factors related to individual and Company performance. The Compensation Committee typically considers various qualitative and quantitative factors in determining whether the Chief Executive Officer and the other Named Executives should receive performance bonuses. In 2002, the Board of Directors adopted a Management By Objectives ("MBO") program which set forth and established goals and objectives for each department of the Company. As part of its efforts in reviewing Named Executive performance and the awarding of annual performance bonuses for such individuals, the Compensation Committee evaluated the performance of the Named Executives against the established MBO goals and objectives for the Company and the respective departments. Based on its evaluations, the Compensation Committee recommended to the Board of Directors that annual bonuses be paid to the Named Executives in 2002. See Summary of Compensation Table above for annual performance bonuses paid.

Stock Incentive Plans and Other Long Term Compensation

        During 2002, the Compensation Committee elected to grant options to purchase shares of Common Stock to the Chief Executive Officer, the other Named Executives and certain other employees of the Company. For information regarding these option grants to Named Executives see the table above in "Option Grants in Last Fiscal Year".

Policy with Respect to the $1 Million Dollar Deduction Limit

        One of the factors the Compensation Committee considers when developing compensation programs is the anticipated tax treatment to the Company and to the executives of various payments and benefits. Generally, the Compensation Committee intends to comply with Section 162(m) of the Internal Revenue Code. Section 162(m) limits the ability of a publicly-held corporation such as the Company to deduct compensation in excess of $1 million paid to each named executive officer reported in the Summary Compensation Table, other than performance-based compensation. The Compensation Committee may, however, determine that it is necessary to exceed the limit on deductibility under Section 162(m) to insure executive officers are compensated in a manner consistent with the Company's best interests and those of its shareholders.

        We believe that the 2002 compensation levels disclosed in this Proxy Statement are reasonable and appropriate in light of the Company's performance.

                      COMPENSATION COMMITTEE
                      Kenneth A. Randall, Chairman
                      Sharon J. Sharp

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under an audit committee charter which was amended on November 12, 2002. A copy of the audit committee charter, as amended, is attached hereto as Appendix A. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's 2002 Annual Report on Form 10-K with management, including reviewing and discussing the quality, and not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements. In addition, during 2002 the Audit Committee reviewed with management and Ernst & Young LLP, the independent auditors, the Company's quarterly financial statements prior to the release of quarterly earnings or the filing of such statements with the Securities and Exchange Commission.

        The Audit Committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgements as to the quality, and not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In so doing the Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended. In addition, the Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees"; and discussed with Ernst & Young LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board; and considered the compatibility of nonaudit services with the auditors' independence.

        The Audit Committee discussed with the Company's management and its independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the Company's independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal year 2002.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                      Audit Committee
                      Kenneth A. Randall, Chairman
                      Howard Amster
                      Sharon Sharp

        The Audit Committee has selected Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003. A representative of Ernst & Young LLP will attend the Meeting and will have an opportunity to make a statement. The representative will respond to appropriate questions directed to Ernst & Young LLP. Ernst & Young LLP served as independent auditors of the Company for the year ended December 31, 2002. Fees for the fiscal year ended December 31, 2002 for the services of such independent auditors were $413,500 for annual audit services and $72,182 for all nonaudit services.

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative shareholder return of the Company's Common Stock to its peer group, the National Association of Real Estate Investment Trust's Equity Shopping Center Index (the "Shopping Center Index") and the S&P 500 Index over a five-year period, beginning December 31, 1997 and ending December 31, 2002. The total shareholder return assumes an initial investment of $100 at the beginning of the period in the Company's Common Stock, the Shopping Center Index, the NAREIT Equity REIT Index and the S&P 500 Index. It also assumes reinvestment of all dividends. Past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

	1997	1998	1999	2000	2001	2002
Prime Retail, Inc.	100.00	81.65	53.88	4.49	0.96	1.15
Shopping Center Index	100.00	93.01	83.05	95.58	124.15	146.72
NAREIT Equity REIT Index	100.00	82.50	78.69	99.43	113.29	117.61
S&P 500	100.00	128.58	155.63	141.46	124.65	97.10

OTHER INFORMATION

Certain Relationships and Related Transactions

        Consulting Agreements with Affiliates of Mr. Traub.    The Company has entered into a consulting agreement with MTA, an entity owned and controlled by Mr. Traub. The consulting agreement provides that for so long as Mr. Traub remains a Director of the Company, MTA will provide consulting and advisory services in connection with the Company's merchant relations and MTA will receive a monthly fee of $4,166 for such services.

        Relationship with Fine Furniture Direct, Inc ("FFD").    The Company indirectly owns an equity interest in FFD. Mr. Traub was a director and executive chairman of the board of directors of FFD from 1998 until he resigned on April 29, 2002. Mr. G. Reschke is a member of the board of directors of FFD. During 2001 FFD leased two stores from affiliates of the Company, one at Prime Outlets at San Marcos and one at Prime Outlets at Hagerstown. FFD filed for protection under federal bankruptcy laws on March 7, 2002. As of December 31, 2002, the Company had a claim pending in the FFD bankruptcy for $1,659,232.19 relating to rent and related charges.

        Obligations with Respect to Horizon Group Properties, Inc. ("HGP") Credit Facilities. Currently, the Company is a guarantor or otherwise obligated with respect to an aggregate of approximately $6.5 million of the indebtedness of HGP and its affiliates relating to certain contingent liabilities and a promissory note made by one of HGP's affiliates which bears an annual rate of interest of the greater of 9.9% or the Wall Street Journal prime rate plus 2.5%, matures in July, 2005 and is collateralized by a property located in Michigan. HGP is a publicly traded company, which was formed in connection with the Company's merger with Horizon in June 1998. Mr. M. Reschke, director of the Company, was a member of the board of directors of HGP until he resigned on July 30, 2002. Mr. Amster, a director of the Company and a Preferred Director Nominee, is a Director of HGP and Mr. Skoien, a director of the Company and a Preferred Director Nominee, is the President, Chairman and Chief Executive Officer of HGP. If HGP is unable to make debt service payments relating to such indebtedness, the Company may be required by the lenders to make payments towards such indebtedness.

        Operating Partnership Agreement Amendment.    On April 15, 2002, the Company, in its capacity as both the sole general partner of and the holder of a majority of the common units in Prime Retail, L.P., amended the partnership agreement of Prime Retail, L.P. Under the terms of the amendment, each of Abraham Rosenthal and William H. Carpenter, Jr., each of whom owned common units in Prime Retail, L.P. at the time and is a former executive officer and Director of the Company, would have been obligated to contribute funds to Prime Retail, L.P. in an amount up to $1.5 million in the event (i) a loan to Prime Retail, L.P. from FRIT PRT Lending LLC and Greenwich Capital Markets (the "Mezzanine Loan") became due and payable and (ii) the fair market value of the collateral securing such loan at the time was less than $3,000,000. These respective obligations of Messrs. Rosenthal and Carpenter terminated in December 2002 upon the repayment in full of the Mezzanine Loan. The amendment was intended to allow Messrs. Rosenthal and Carpenter to continue to defer the recognition of taxable income that would otherwise have occurred due to the reduction in the amount of indebtedness allocated to them under the partnership agreement of Prime Retail, L.P. In connection with the amendment, Messrs. Rosenthal and Carpenter agreed to reimburse the Company for out-of-pocket fees and expenses related to the transaction.

        Governor Thompson and Legal Services Provided to the Company.    Governor James R. Thompson, a Director of the Company, is Chairman of the law firm of Winston & Strawn, which has provided, and continues to provide, legal services to the Company.

        Mezzanine Loan and Warrant to Acquire Common Stock.    In December 2000, FRIT PRT Lending LLC, as co-lender, provided Prime Retail, L.P. with the Mezzanine Loan which had an initial principal balance of $90,000,000. In connection with the making of the Mezzanine Loan, which was repaid in full in December 2002, the Company issued a warrant to FRIT PRT Lending LLC to acquire 500,000 shares of Common Stock at a purchase price per share of $1.00. FRIT PRT Lending LLC is an affiliate of PRT PSA LLC, Fortress Investment Trust II, Fortress Investment Fund II LLC, Fortress Fund MMII LLC, Fortress Investment Group LLC and Fortress Investment Holdings LLC who collectively own 230,000 shares of Series A Preferred Stock. See "Security Ownership of Certain Beneficial Owners and Management."

  Other Related Transactions with Respect to Preferred Director Nominees.

        Mr. Skoien, one of our directors and a Preferred Director Nominee, is an Executive Vice President and the Chief Operating Officer of PGI. Mr. M. Reschke, one of our directors, is the Chairman, Chief Executive Officer and President of PGI. Mr. M. Reschke, PGI and certain of its affiliates beneficially own 539,332 shares of Common Stock and 4,900,548 Common Units which are currently exchangeable on a one-for-one basis for Common Stock. Mr. Skoien is also the President, Chairman and Chief Executive Officer of Horizon Group Properties, Inc. See also "—Obligations with Respect to Horizon Group Properties, Inc. ("HGP") Credit Facilities."

Compliance With Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of the ownership and changes in the ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission (the "Commission"). Officers, directors and beneficial owners of more than ten percent of the Company's equity securities are required by Commission regulations to furnish the Company with copies of all such forms, which they file.

        Based solely on the Company's review of the copies of Forms 3, 4 and 5 and the amendments thereto received by it for the year ended December 31, 2002, or written representations from certain reporting persons that no Forms 3, 4 or 5 were required to be filed by those persons, no transactions were reported late during the year ended December 31, 2002 with the following exceptions: (1) Marvin Traub failed to timely report his sale of 40,000 shares of Common Stock on December 19, 2001. A Form 4 reporting such transaction was filed on April 29, 2003; (2) Glenn Reschke failed to timely report the acquisition of direct beneficial ownership of 258,713 common units of Prime Retail, L.P. on May 17, 2002 in connection with the distribution of such units by each of Prime Financing Limited Partnership, Prime Group II, L.P., Prime Group VI, L.P., Prime Group V, L.P. and Prime Group Limited Partnership to its respective partners. A Form 4 reporting such transactions was filed by Glenn Reschke on October 7, 2002; and (3) Michael Reschke failed to timely report the disposition of indirect beneficial ownership of 5,785,198 common units of Prime Retail, L.P. and the acquisition of (a) direct beneficial ownership of 2,568,876 common units of Prime Retail, L.P. and (b) indirect beneficial ownership of 772,241 common units of Prime Retail, Inc. on May 17, 2002 in connection with the distribution of such units by each of Prime Financing Limited Partnership, Prime Group II, L.P., Prime Group VI, L.P., Prime Group V, L.P. and Prime Group Limited Partnership to its respective partners. A Form 4 reporting such transactions was filed by Michael Reschke on October 7, 2002.

COMMON STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

        Any holder of the Company's Common Stock who wishes to submit a proposal to be presented at the Company's 2004 Annual Meeting of Stockholders must forward such proposal to the Secretary of the Company, 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202, a reasonable time before the Company begins to print and mail its proxy materials in connection with such meeting to be eligible for inclusion in the Company's Proxy Statement and form of proxy to be used in connection with such Meeting.

        The Company's By-Laws provide that no business may be brought before an annual meeting unless specified in the notice of meeting, brought before the meeting by or at the direction of the Board of Directors, or otherwise brought by a stockholder who has delivered notice to the Company (containing certain information specified in the By-Laws) not less than 60 days or more than 90 days before the anniversary date of the immediately preceding annual meeting of stockholders provided that if the annual meeting of stockholders is called for a date that is not within 30 days before or after such anniversary date, notice must be delivered not later than 10 days following the date on which notice of the date of the annual meeting was announced or public disclosure of the date of the annual meeting was made, whichever is earlier. A copy of the full text of these By-Law provisions may be obtained by writing to the Secretary of the Company at the address indicated above.

OTHER BUSINESS

        The Board of Directors knows of no business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement. If any other matter should be presented at the Meeting for action, the persons named in the accompanying proxy card will vote the proxy in their own discretion.

R. Kelvin Antill Secretary

Dated: May 1, 2003

Appendix A

PRIME RETAIL, INC.

Audit Committee Charter

        The Audit Committee of the Board of Directors of Prime Retail, Inc. (the "Company") is appointed by the Board of Directors to assist the Board of Directors in undertaking and fulfilling its responsibilities in monitoring:

  •
  the integrity of the financial statements of the Company;
  •
  the compliance by the Company with legal and regulatory requirements; and
  •
  the independence and performance of the Company's independent auditors.

        The members of the Audit Committee shall meet the independence and financial experience requirements of Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission, each as in effect from time to time. The number of members of the Audit Committee shall be determined by the Board of Directors, but in no event shall consist of less than three individuals. The members of the Audit Committee shall be appointed by the Board of Directors and shall serve terms of such length as the Board of Directors may determine.

        The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise it and shall be provided with appropriate funding to compensate such advisors. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the committee or to meet with any members of, or consultants to, the committee and provide pertinent information as necessary.

        The Audit Committee shall meet at such times and from time to time as it deems appropriate. The Audit Committee shall report regularly to the Board of Directors with such recommendations as the audit committee may deem appropriate.

        On behalf of the Board of Directors, the Audit Committee shall:

1.
Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Audit Committee.

2.
Be provided with appropriate funding to compensate the independent auditor for rendering or issuing an audit report.

3.
Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board of Directors for approval.

4.
Review with management and the independent auditor the annual audited financial statements and the independent auditor's report thereon, including major issues regarding accounting principles and auditing standards and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

5.
Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

6.
Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings or filing of such statements with the Securities and Exchange Commission.

7.
Meet periodically with management and the independent auditor to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

8.
Review major changes to the Company's accounting principles and practices as suggested by the independent auditor or management.

9.
Pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, other than de minimis services provided that the requirements pertaining to de minimis exceptions for non-audit services described in Section 10A of the Exchange Act, are otherwise satisfied.

10.
Not engage, or otherwise permit the Company to engage, the independent auditor to provide any non-audit services prohibited under Section 10A of the Exchange Act (Section 10A of the Exchange Act currently prohibits (a) bookkeeping or other services related to the accounting records or financial statements of the audit client, (b) financial information systems design and implementation, (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports, (d) actuarial services, (e) internal audit outsourcing services, (f) management functions or human resources, (g) broker or dealer, investment adviser, or investment banking services, (h) legal services and expert services unrelated to the audit, and (i) any other service that the Public Company Accounting Oversight Board, which was established under Section 101 of the Sarbanes-Oxley Act of 2002, determines, by regulation, is impermissible).

11.
Approve any fees to be paid to the independent auditor.

12.
Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and, if so determined by the Audit Committee, take appropriate action to insure the independence of the independent auditor.

13.
Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor.

14.
Review policies and procedures with respect to management expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these matters by the independent auditor.

15.
Meet with the independent auditor prior to the annual audit to review the scope, planning and staffing of the audit.

16.
Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

17.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) relating to the conduct of the annual audit.

18.
Review with the independent auditor any problems or difficulties that the independent auditor may have encountered in connection with the annual audit. Such review should include any difficulties encountered in the course of the audit work, including any restrictions encountered by the independent auditor on the scope of its auditing procedures or its access to required information.

19.
Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

20.
Advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

21.
Review with the Company's general counsel (and outside counsel when appropriate) legal and regulatory matters, if any, that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

22.
Meet at least annually with the Company's chief financial officer and the independent auditor in separate executive sessions.

23.
Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        The Audit Committee shall also undertake such additional activities within the scope of its primary function as the Audit Committee may from time to time determine or as may otherwise be required by law, the Company's bylaws or charter or the Board of Directors. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors of the Company. While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. This is the responsibility of the Company's management. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

        The Company shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company), by reason of his or her acting as a member of the Audit Committee against any liability or expense actually or reasonably incurred by such person in respect thereof. This indemnity shall be in addition to any rights of indemnity otherwise available to any such member.

        The material in this charter is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date this charter is first included in the Company's annual proxy statement filed with the Securities and Exchange Commission and irrespective of any general incorporation language contained in such filing.

\/ Please Detach and Mail in the Envelope Provided \/

FORM OF PROXY FOR HOLDERS OF SERIES A PREFERRED STOCK OF

PRIME RETAIL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS, June 10, 2003

        The undersigned hereby appoint Robert A. Brvenik and R. Kelvin Antill, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the annual meeting (the "Meeting") of stockholders of Prime Retail, Inc. (the "Company"), to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on June 10, 2003, at 10:00 a.m., local time, and any and all adjournments thereof, all the shares of Series A Preferred Stock of the Company according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED FOR THE PREFERRED DIRECTOR NOMINEES IN THE SAME PROPORTION AS OTHER VOTES CAST PURSUANT TO ALL OTHER PROPERLY COMPLETED AND EXECUTED PROXIES RECEIVED BY THE COMPANY IN A TIMELY MANNER AND ALL VOTES CAST IN PERSON AT THE MEETING AND IN THE BOARD'S DISCRETION UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be dated and signed on other side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
PRIME RETAIL, INC.

SERIES A PREFERRED STOCK

June 10, 2003

\/ Please Detach and Mail in the Envelope Provided \/

☒	Please mark your votes as in this example.

IMPORTANT NOTE: You may only vote FOR the election of TWO of the nominees set forth below. If you vote for more than TWO of the Nominees, this Proxy Card will be deemed invalid and your vote will NOT be counted.

			FOR	WITHHELD
1.	To elect two Preferred Directors to the Company's Board of Directors with terms expiring at the Company's annual meeting of stockholders in 2006 or until their successors are duly elected and qualified, or, if earlier, the date on which the full dividends accumulated on all outstanding shares of the Company's preferred stock have been paid in full or declared and a sum of money sufficient for the payment thereof set aside for payment.	Nominee: Howard Amster	☐	☐
		Nominee: Thomas R. Hudson Jr.	☐	☐
		Nominee: Gary J. Skoien	☐	☐
2.
To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, including an adjournment to solicit additional proxies in the event that a quorum is not present at the meeting or in the event sufficient proxies voted in favor of the approval of the proposals have not been received.
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature	Dated:	, 2003
Signature if held jointly	Dated:	, 2003
NOTE: Please sign exactly as name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

\/ Please Detach and Mail in the Envelope Provided \/

FORM OF PROXY FOR HOLDERS OF SERIES B PREFERRED STOCK OF

PRIME RETAIL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS, June 10, 2003

        The undersigned hereby appoint Robert A. Brvenik and R. Kelvin Antill, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the annual meeting (the "Meeting") of stockholders of Prime Retail, Inc. (the "Company"), to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on June 10, 2003, at 10:00 a.m., local time, and any and all adjournments thereof, all the shares of Series B Preferred Stock of the Company according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED FOR THE PREFERRED DIRECTOR NOMINEES IN THE SAME PROPORTION AS OTHER VOTES CAST PURSUANT TO ALL OTHER PROPERLY COMPLETED AND EXECUTED PROXIES RECEIVED BY THE COMPANY IN A TIMELY MANNER AND ALL VOTES CAST IN PERSON AT THE MEETING AND IN THE BOARD'S DISCRETION UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be dated and signed on other side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
PRIME RETAIL, INC.

SERIES B PREFERRED STOCK

June 10, 2003

\/ Please Detach and Mail in the Envelope Provided \/

☒	Please mark your votes as in this example.

IMPORTANT NOTE: You may only vote FOR the election of TWO of the nominees set forth below. If you vote for more than TWO of the Nominees, this Proxy Card will be deemed invalid and your vote will NOT be counted.

			FOR	WITHHELD
1.	To elect two Preferred Directors to the Company's Board of Directors with terms expiring at the Company's annual meeting of stockholders in 2006 or until their successors are duly elected and qualified, or, if earlier, the date on which the full dividends accumulated on all outstanding shares of the Company's preferred stock have been paid in full or declared and a sum of money sufficient for the payment thereof set aside for payment.	Nominee: Howard Amster	☐	☐
		Nominee: Thomas R. Hudson Jr.	☐	☐
		Nominee: Gary J. Skoien	☐	☐
2.
To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, including an adjournment to solicit additional proxies in the event that a quorum is not present at the meeting or in the event sufficient proxies voted in favor of the approval of the proposals have not been received.
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature	Dated:	, 2003
Signature if held jointly	Dated:	, 2003
NOTE: Please sign exactly as name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

\/ Please Detach and Mail in the Envelope Provided \/

FORM OF PROXY FOR HOLDERS OF COMMON STOCK OF

PRIME RETAIL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
June 10, 2003

        The undersigned hereby appoint Robert A. Brvenik and R. Kelvin Antill, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the annual meeting (the "Meeting") of stockholders of Prime Retail, Inc. (the "Company"), to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on Tuesday, June 10, 2003, at 10:00 a.m., local time, and any and all adjournments or postponements thereof, all the shares of common stock of the Company according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED ON THE REVERSE SIDE.

(Continued and to be signed on the other side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
PRIME RETAIL, INC.

COMMON STOCK

June 10, 2003

\/ Please Detach and Mail in the Envelope Provided \/

☒	Please mark your votes as in this example.
			FOR	WITHHELD
1.	To elect the nominees listed at right as Directors of the Company with terms expiring in 2006.	Nominee: Glenn D. Reschke	☐	☐
		Nominee: Michael W. Reschke	☐	☐
2.
To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, including an adjournment to solicit additional proxies in the event that a quorum is not present at the meeting or in the event sufficient proxies voted in favor of the approval of the proposals have not been received.
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature	Dated:	, 2003
Signature if held jointly	Dated:	, 2003
NOTE: Please sign exactly as name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

PRIME RETAIL, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2003
PRIME RETAIL, INC. 100 EAST PRATT STREET 19TH FLOOR BALTIMORE, MARYLAND 21202
PROXY STATEMENT FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2003
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 ELECTION OF PREFERRED DIRECTORS
COMPENSATION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
STOCK PERFORMANCE GRAPH
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
OTHER INFORMATION
COMMON STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
OTHER BUSINESS
PRIME RETAIL, INC. Audit Committee Charter